UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):  September 25, 2000


                        ACCREDITED MORTGAGE LOAN TRUST 2000-1
                         Asset Backed-Notes, Series 2000-1
              (Exact name of registrant as specified in its charter)



Delaware (governing law of           333-07219          Pending
Pooling and Servicing Agreement)     (Commission        IRS EIN
(State or other                      File Number)
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank Minnesota, N.A.
       11000 Broken Land Parkway
       Columbia, MD                                        21044
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

On September 25, 2000 a distribution was made to holders of ACCREDITED MORTGAGE LOAN TRUST 2000-1, Asset Backed-Notes, Series 2000-1.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number          Description

           EX-99.1 Monthly report distributed to holders of Asset Backed-Notes, Series 2000-1, relating to the September 25, 2000 distribution.




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        ACCREDITED MORTGAGE LOAN TRUST 2000-1
                         Asset Backed-Notes, Series 2000-1

              By:   Wells Fargo Bank Minnesota, N.A., as Indenture Trustee
              By:   /s/  Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 10/3/00


                                INDEX TO EXHIBITS

Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of Asset Backed-Notes, Series 2000-1, relating to the September 25, 2000 distribution.